Exhibit 10.1 Execution Version 1 LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) is made and entered into as of February 26, 2025 (the “Effective Date”) by and between Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership (“Borrower”), whose address is 11766 Wilshire Blvd., Suite 1670, Los Angeles, California 90025, and Pacific Oak Capital Advisors, LLC, a Delaware limited liability company (“Lender”), whose address is11766 Wilshire Blvd., Suite 1670, Los Angeles, California 90025. R E C I T A L S WHEREAS, Borrower has requested that Lender make a loan to Borrower; and WHEREAS, Lender are willing to make such loan upon the terms and conditions hereinafter set forth. A G R E E M E N T NOW THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound thereby, each of Borrower and Lender hereby agree as follows: Section 1. DEFINITIONS 1.01 Definitions. The following terms, when used in this Agreement or the Promissory Note (as hereinafter defined) shall have the meanings set forth herein, and such meanings shall be applicable to the singular and plural form thereof giving effect to the numerical difference. “Default” means the occurrence of any event which would, with the passage of time, or the giving of notice, or both, constitute an Event of Default hereunder. “Default Rate” means the fixed rate of fifteen percent (15%) per annum. “Event of Default” means any of the events listed in Section 6.01 hereof. “GAAP” means generally accepted accounting principles as applied in the United States of America by the Financial Accounting Standards Board as may be amended from time to time. “Indebtedness” means, as to any Person: (i) all items arising from the borrowing of money that would be included in determining total liabilities as shown on the balance sheet of such Person; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services; (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property; (vi) all obligations of such Person to purchase securities or 2 other property which arise out of or in connection with the sale of the same or substantially similar securities or property; (vii) all obligations secured by any lien on property owned by such Person whether or not such obligations shall have been assumed; (viii) all guarantees and similar contingent liabilities with respect to obligations of others; (ix) all non-contingent obligations of such Person to reimburse any lender or other person in respect of amounts paid under a letter of credit or similar instrument; and (iv) all other obligations (including, without limitation, letters of credit) evidencing obligations to others. “Interest Rate” means the fixed rate of twelve percent (12.0%) per annum. “Loan” means this Loan made hereunder and governed by the terms hereof, as may from time to time be amended, supplemented, restated or modified, in the original principal amount, in the aggregate, equal to Eight Million and No/100ths Dollars ($8,000,000.00). “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the assets, business, properties, financial condition or results of operations of Borrower, (b) a material impairment of the ability of Borrower to perform any of the Obligations under this Agreement or any of the Other Agreements or (c) a material adverse effect on (i) the legality, validity, binding effect or enforceability against Borrower of this Agreement or any of the Other Agreements, or (ii) the rights or remedies of Lender under this Agreement or any of the Other Agreements. “Maturity Date” means May 27, 2025, which may be extended for 90 days at the option of the Borrower provided no Event of Default has occurred, or upon the date upon which a Lender declares the Obligations, or the Obligations become, due and payable after the occurrence of an Event of Default. “Obligations” means and include all loans, advances, debts, liabilities, obligations, covenants and duties owing to Lender from Borrower under the terms of this Agreement and the Other Agreements, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, out of pocket or other expenses, fees, and any other sums chargeable to Borrower under this Agreement or any of the Other Agreements with Borrower. The term further includes, without limitation, all costs and expenses of attorneys engaged by Lender, including reasonable local counsel fees and costs and expenses incurred by paralegals and other staff employed by such attorneys, and further, the reasonable fees, costs and expenses of appraisers, consultants, accountants or other professionals engaged in connection with the drafting and preparation of this Agreement and the Other Agreements, and the enforcement and defense of this Agreement, the Other Agreements or the relationships and security interest created hereunder and thereunder, or the collection of the Obligations. 3 “Other Agreements” means all agreements, instruments and documents, as each may from time to time be amended, supplemented, restated or modified, including, without limitation, the Promissory Note, and all other notes, powers of attorney, consents, assignments, contracts, letters of credit, notices, leases, financing statements, applications and all other written matter heretofore, now or hereafter executed by or on behalf of Borrower and delivered to Lender, in connection with and limited to the Loan, the provisions of which are incorporated herein by reference. “Person” means any individual, sole proprietorship, general, limited or other partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body, political subdivision or departments thereof). “Promissory Note” means that certain Promissory Note, dated an even date herewith, made by Borrower in favor of Lender, as may from time to time be amended, supplemented, restated or modified, in the original principal amount of Eight Million and No/100ths Dollars ($8,000,000.00) and evidencing the Loan. “REIT” means Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation. “Transfer” means (i) any direct or indirect sale, conveyance, transfer, encumbrance, pledge, lease, or assignment, or the entry into any agreement to sell, convey, transfer, encumber, pledge, lease or assign, whether voluntary or involuntary by law or otherwise, whether or not for consideration or of record, of, on, in or affecting any direct or indirect interest in Borrower that would result in the REIT owning less than 51% of the indirect ownership interests of Borrower, or the REIT not having Control, directly or indirectly, the day to day operations of Borrower. 1.02 General. Unless otherwise specifically defined in this Agreement, any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP. Section 2. REPRESENTATIONS AND WARRANTIES To induce Lender to make the Loan, Borrower makes the following representations and warranties to Lender and all future holders of any part of the Obligations. Such representations and warranties shall be continuing and true and correct as of the Effective Date hereof and throughout the term of the Loan evidenced hereby. 2.01 Borrower Organization. Borrower is a limited partnership, duly formed, existing and in good standing under the laws of the State of Delaware, with full and adequate powers to carry on and conduct its business as presently conducted. Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing. The exact legal name of Borrower is as set forth in the first paragraph of this Agreement, and Borrower does not currently conduct, nor 4 has Borrower during the last five (5) years conducted, business under any other name or trade name. 2.02 Authorization; Validity. Borrower has full right, power and authority to enter into this Agreement, to make the borrowings and execute and deliver this Agreement and the Other Agreements as provided herein, and to perform all of its duties and obligations under this Agreement and the Other Agreements. The execution and delivery of this Agreement and the Other Agreements will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the limited partnership agreement of Borrower. All necessary and appropriate limited partnership action has been taken on the part of Borrower to authorize the execution and delivery of this Agreement and the Other Agreements. This Agreement and the Other Agreements are valid and binding agreements and contracts of Borrower in accordance with their respective terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The execution, delivery and performance by Borrower of this Agreement and the Other Agreements require no action by or in respect of, or filing with, any governmental body, agency or official and do not constitute (with or without the giving of notice or lapse of time or both) a default under any agreement, judgment, injunction, order, decree or other instrument binding upon each Borrower, or result in the creation or imposition of any lien on any of Borrower’s assets. 2.03 Compliance With Laws. The nature and transaction of Borrower’s business and operations and the use of its properties and assets, including, but not limited to, any real estate owned or occupied by Borrower, do not and during the term of the Loan shall not, violate or conflict with any applicable law, statute, ordinance, rule, regulation or order of any kind or nature. 2.04 Conflicts. The execution and delivery of this Agreement and the Other Agreements, and the performance by Borrower of its obligations under this Agreement, and the Other Agreements, does not and will not conflict with the provisions of or constitute a default under (i) any law, order, rule, regulation, writ, injunction or decree, now or hereafter in effect, of any government, governmental instrumentality or agency or court having jurisdiction over Borrower or Borrower’s assets; or (ii) any contract, agreement, deed, commitment or other instrument binding upon Borrower, or give cause for acceleration of any Indebtedness of Borrower. Without limiting the generality of the foregoing, Borrower is not in default under any material contract, agreement, deed, commitment or other instrument to which it is a party or by which it is bound. No material contract, governmental or otherwise, to which Borrower is a party, is currently being renegotiated, nor is Borrower in default under any material contract. 2.05 Taxes and Assessments. Borrower has filed (or obtained appropriate extensions with respect to) all United States income tax returns and all state and municipal returns which are required to be filed, and have paid, or made adequate provision for the payment of, all material taxes which have become due pursuant to said

5 returns or pursuant to any assessment received by Borrower except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. Borrower is unaware of any audit, assessment or other proposed action or inquiry of the Internal Revenue Service with respect to the United States income tax liability of Borrower. 2.06 Bankruptcies. Since formation, Borrower has not filed or had filed against it any bankruptcy, receivership or similar petitions nor has it made any assignments for the benefit of creditors. 2.07 Truthful Information. Neither this Agreement, the Other Agreements nor any such other documents, certificates, statements or writings delivered or made to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make any statement contained herein or therein not misleading in light of the circumstances in which such statement was made. There is no fact presently known to Borrower that has not been clearly and expressly disclosed to Lender that materially and adversely affects the assets, business, financial position, results of operations or prospects of Borrower, which is not set forth in a footnote included in the financial statements provided to Lender. 2.08 No Material Adverse Change. There have been no material changes in the assets, liabilities, or condition, financial or otherwise, of Borrower other than changes arising from transactions in the ordinary course of business, and none of such changes has been materially adverse, whether in the ordinary course of business or otherwise. 2.09 Pending Litigation. No litigation, arbitration or governmental proceedings are pending or known by Borrower to be threatened against Borrower, which is reasonably likely to affect materially and adversely the financial condition or business of Borrower or impair the ability of Borrower to perform its obligations under this Agreement or under any of the Other Agreements, or which in any manner draws into question the validity of any of the Loan Documents and there is no basis known to Borrower or Property Owner for any such action, suit or proceeding. 2.10 Financial Information. The financial statements of Borrower, copies of which have been delivered to the Lender, fairly present, in conformity with the GAAP, the financial position of Borrower as of such date and its results of operations and changes in financial position for such fiscal year. As of the date of such financial statements, Borrower has not incurred any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto, except as may have otherwise been disclosed by Borrower to Lender. All financial data, including the statements of cash flow and income and operating expense, but excluding financial projections, that have been delivered by Borrower to Lender in respect of Borrower (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of Borrower as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with the 6 GAAP consistently applied throughout the periods covered, except as disclosed therein. Since the date of such financial statements, there has been no material adverse change in the business, financial position, results of operations or prospects of Borrower. 2.11 Fraudulent Transfer. Borrower has not entered into the Loan, this Agreement or any Other Document with the actual intent to hinder, delay, or defraud any creditor, and Borrower has received reasonably equivalent value in exchange for its obligations under this Agreement and/or the Other Documents to which it is a party. Giving effect to the transactions contemplated by the Loan Documents the fair saleable value of Borrower’s assets, as applicable, exceeds and will, immediately following the execution and delivery of this Agreement and any Other Document, exceed Borrower’s total probable liabilities, including subordinated, unliquidated, disputed or contingent liabilities. Borrower does not intend to, and do not believe that they will, incur debts and liabilities (including contingent liabilities and other commitments) beyond their ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of the obligations of Borrower). Notwithstanding anything to the contrary in this Section 2, if any of the foregoing representations and warranties in this Section 2 fail to be true as a direct result of any action taken by Lender, the same shall not be deemed a default by Borrower or Event of Default hereunder. Section 3. COVENANTS Borrower makes the following covenants which shall be in effect throughout the term of this Agreement and so long as any Obligations remain unpaid. 3.01 Satisfaction of Obligations. Borrower agrees that until Borrower satisfies all of its Obligations to Lender, including, but not limited to, its obligations to pay in full all of the Obligations, Borrower shall not breach or fail to perform or observe any of the terms and conditions of this Agreement, the Promissory Note or any of the Other Agreements. 3.02 Indemnification. (a) Borrower hereby shall defend (with counsel satisfactory to Lender), indemnify and hold Lender their successors and assigns, including the directors, officers, partners, members, shareholders, participants, employees, professionals and agents of any of the foregoing (each, an “Indemnified Party”), harmless from and against any losses, costs, damages, penalties, forfeitures, claims or expenses imposed on, incurred by or awarded against Lender (including, without limitation, reasonable attorneys’ fees and legal expenses) related to or arising from this Agreement, the Loan, the Other Agreements and/or or any of the rights and remedies granted to Lender under this Agreement or the Other Documents, including: (i) any breach by Borrower of its obligations under, or any misrepresentation by Borrower contained in, this Agreement or the Other Documents; and (ii) any inaccurate, incomplete or misleading information provided by or on behalf of Borrower; provided, however, that Borrower shall not have 7 any obligation to any Indemnified Party hereunder to the extent that it is finally judicially determined that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of an Indemnified Party. Any Indemnified Liabilities payable to any Indemnified Party by reason of the application of this Section 3.02 shall be payable within thirty (30) days following written notice from such Indemnified Party itemizing the amounts thereof incurred to the date of such notice and, if not paid within such thirty (30)- day period, shall bear interest at the Default Rate from the date loss or damage is sustained by any Indemnified Party; the failure to pay any Indemnified Liabilities within such specified time period after notice from Lender shall be an Event of Default hereunder and no additional cure rights shall apply. The obligations and liabilities of a Borrower under this Section 3.02 shall survive the term of the Loan, the exercise by Lender of any of its rights or remedies under this Agreement and/or the Other Documents. “Indemnified Liabilities” means liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever actually incurred by Lender (including the reasonable third-party, out-of-pocket fees and reasonably incurred disbursements of counsel for an Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto, court costs and costs of appeal at all appellate levels, investigation and laboratory fees, consultant fees and litigation expenses), that are actually imposed on, incurred by, or asserted against any Indemnified Party, but specifically excluding consequential damages, special damages, indirect damages, punitive damages or lost profits (other than third-party claims therefor). (b) Upon written request by any Indemnified Party, and in connection with the Indemnified Liabilities, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. To the extent an Indemnified Party actually incurs Indemnified Liabilities payable by Borrower pursuant to Section 3.02(a) above, Borrower shall be responsible for paying such Indemnified Liabilities in accordance with Section 3.02 (a) above. 3.03 Company Existence. Borrower shall at all times preserve and maintain its (a) existence and good standing in the jurisdiction of its organization, and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect), and shall at all times continue as a going concern in the business which Borrower is presently conducting. 3.04 Payment of Obligations. Borrower shall at all times pay and discharge, as the same shall become due and payable, (i) all lawful taxes, assessments, charges and/or levies made upon its property or assets, by any governmental body, agency or official, (ii) all claims (including claims for labor, materials and supplies) against Borrower or any of its properties, before the same shall become delinquent and before penalties accrue 8 thereon, and (iii) all of its respective obligations and liabilities, unless (A) no Event of Default is continuing, (B) the same are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained, (C) Borrower notifies the Lender in writing of the occurrence of said matter, (D) Borrower shall promptly upon final determination thereof pay the amount of such taxes or other charges, together with all costs, interest and penalties, (E) such contest, in Lender’s reasonable determination, shall not affect the ownership or use of any property of Lender and (F) Borrower shall, upon request by Lender, give Lender prompt notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions. 3.05 Notice of Proceedings. Borrower shall, promptly, but not more than five (5) days, after knowledge thereof shall have come to the attention of any officer of Borrower, give written notice to Lender of all threatened or pending actions, suits, and proceedings before any court or governmental department, commission, board or other administrative agency which may have a Material Adverse Effect. 3.06 Notice of Default. Borrower shall, promptly, but not more than five (5) days, after the commencement thereof, give notice to Lender in writing of the occurrence of an Event of Default or Default hereunder. 3.07 Compliance with Laws. Borrower will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities. 3.08 Accounting; Inspection of Property, Books and Records. Borrower will keep full, true and accurate books of records and accounts, adequate to correctly reflect the results of the operation of its property in conformity with GAAP, and, at no additional cost or expense to Borrower, Borrower will permit Lender to examine and make abstracts from any of its books upon no less than four (4) Business Days’ prior written request and during normal business hours as may reasonably be desired by Lender; provided, however, that no such access shall interfere with Borrower’s business operations. 3.09 Consolidations, Mergers and Sales of Assets. Without the prior written consent of Lender, Borrower shall not directly or indirectly make, suffer or permit the occurrence of any Transfer. A breach of the foregoing shall be an Event of Default hereunder. 3.10 Transactions with Other Persons. Borrower shall not enter into any agreement with any Person whereby they shall agree to any restriction on Borrower's right to amend or waive any of the provisions of this Agreement. 3.11 Information. Borrower will deliver or cause to be delivered to the Lender: (a) Financial Reports. Within twenty (20) days after request by Lender, Borrower shall furnish, or cause to be furnished, to Lender, within ten (10) Business Days after request, any financial information with respect to the financial affairs of Borrower as Lender may reasonably request in writing (provided that the same is readily available to

9 Borrower or prepared by Borrower in the ordinary course of business and is not subject to any restriction on disclosure). (b) Tax Filings. No later than May 15th of each year, a copy of Borrower’s federal and state income tax returns (including all schedules and attachments) for the previous year; provided, however, that if Borrower files a valid extension for the delivery of any such tax return, said Borrower shall submit a copy of said tax return to the Lender within 30 days after the filing thereof; (c) Defaults. As soon as reasonably practicable after obtaining knowledge of the occurrence of any Default or Event of Default hereunder, a certificate of Borrower setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto; (d) Actions. As soon as reasonably practicable after obtaining knowledge of the commencement of an action, suit or proceeding against Borrower which if adversely determined as to Borrower is reasonably likely to materially adversely affect the business, properties, financial position, results of operations or prospects of said Borrower, or the commencement of an action, suit or proceeding against said Borrower, which in any manner questions the validity of any of this Agreement and/or the Other Documents or any of the other transactions contemplated hereby or thereby, the nature of such pending action, suit or proceeding and such additional information as may be reasonably requested by the Lender; and (e) Other Information. Such additional information in Borrower’s possession regarding the financial position, results of operations or business of Borrower as the Lender may reasonably request in writing to Borrower, within such timeframe as shall be reasonably required by the Lender in writing to Borrower; provided, that, such timeframe shall not be less than sixty (60) days. (f) Breach. If Borrower fails to provide to Lender any of the financial statements, certificates, reports or information (the “Required Records”) required by this Section 3.11 within fifteen (15) days after the date upon which such Required Record is due, and such failure shall continue for a period of fifteen (15) days following Borrower’s receipt of notice of such failure, Lender shall have the option, upon fifteen (15) days’ notice to Borrower to gain access to Borrower’s books and records and prepare or have prepared at Borrower’s expense, any Required Records not delivered by Borrower. Notwithstanding anything to the contrary in this Section 3.11, in the event that the required financial information, report or tax return is not available by the aforementioned deadlines, such deadlines shall be reasonably extended to permit Borrower to prepare the same in the normal course of Borrower’s business and Borrower shall deliver such financial information, report or tax return, as applicable, to Lender as soon as practicable once available. 10 Notwithstanding anything to the contrary in this Section 3, if Borrower’s failure to uphold any of the covenants in this Section 3 is a direct result of any action taken by Lender, the same shall not be deemed a default by Borrower or Event of Default hereunder. Section 4. LOAN 4.01 Borrowing. (a) Manner of Borrowing. On the Effective Date, Lender shall transfer the Loan to Borrower by the means requested by the Borrower and acceptable to Lender. The Borrower does hereby irrevocably confirm, ratify and approve such transfer by Lender and does hereby indemnify Lender against losses and expenses (including court costs, reasonable attorneys’ fees) and shall hold Lender harmless with respect thereto. (b) Interest Rates. Prior to the occurrence of an Event of Default hereunder, Borrower agrees to pay interest on the daily balance of the Loan at the Interest Rate. After the occurrence and during the continuance of an Event of Default under this Agreement, at Lender’s option, the rate per annum on the Loan shall be equal to the Default Rate. Notwithstanding the foregoing, upon the occurrence of an Event of Default under Section 6.01(e) through Section 6.01(g), inclusive, of this Agreement, such increase to the Default Rate shall occur automatically. (c) Interest Payments. Borrower shall make monthly payments of all then accrued and unpaid interest on the Loan beginning April 1, 2025, and continuing on the first (1st) day of each consecutive month thereafter or the acceleration of the Loan as provided herein. Borrower shall pay Lender all such amounts. Borrower shall have the right at any time to prepay all or any part of the Loan at any time on five (5) days’ notice to Lender. (d) Computation of Interest. Interest on the Loan shall be computed for the actual number of days elapsed on the basis of a 360-day year. In computing interest on Loan, (i) the date of funding of the Loan shall be included and (ii) the date of payment of Loan shall be excluded; provided that if Loan is repaid on the same day on which it is made, one day’s interest shall be paid on Loan. A partial prepayment of principal shall not affect the obligation of Borrower to make subsequent scheduled payments at the times and in the amounts required pursuant to Section 4.01(c) above until this Promissory Note is paid in full. 4.02 Usury; Interest Laws. It is the intent of the parties that the rate of interest and all other charges to Borrower be lawful; therefore, if for any reason the payment of a portion of interest or charges as required by this Agreement would exceed the limit established by applicable law, then the obligation to pay interest or charges shall automatically be reduced to such limit and if any amounts in excess of such limit shall have been paid, then such amount shall be applied first to the unpaid principal amount of the Obligations of Borrower to Lender and second refunded so that under no circumstances shall interest or charges required hereunder exceed the maximum rate 11 allowed by law. Notwithstanding any provision to the contrary contained in this Agreement or the Other Agreements, Borrower shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law (“Excess Interest”). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any of the Other Agreements, then in such event: (a) the provisions of this Section shall govern and control; (b) Borrower shall not be obligated to pay any Excess Interest; (c) any Excess Interest that Lender may have received hereunder shall be, at Lender’s option, (i) applied as a credit against the outstanding principal balance of Borrower’s Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the “Maximum Rate”), and this Agreement and the Other Agreements shall be deemed to have been and shall be reformed and modified to reflect such reduction; and (e) Borrower shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. 4.03 Terms of Repayment; Waivers. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled. To the extent that Borrower makes a payment or payments to Lender or Lender receive any payment or payments for Borrower’s benefit, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, borrower in possession, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or payments received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or payments had not been received by Lender. Section 5. CONDITIONS PRECEDENT TO DISBURSEMENTS OF THE LOAN 5.01 As a condition precedent to the right of Borrower to obtain the Loan hereunder, Borrower shall deliver or cause to be delivered to Lender, prior to or contemporaneously with the disbursement of the Loan hereunder, the following: (a) this Agreement, duly executed by Borrower; (b) the Promissory Note duly executed by Borrower; (c) resolutions and organizational documents for Borrower; and (d) such other documentation as Lender may reasonably require. Section 6. DEFAULT 6.01 Events of Default. It shall be an “Event of Default” hereunder if any of the following shall occur: 12 (a) the failure, neglect or refusal of Borrower to promptly pay any of the Obligations within five (5) days after the date when due under the Promissory Note, this Agreement or any of the Other Agreements; or (b) the failure, neglect or refusal of Borrower to observe or perform any of the other conditions, provisions, covenants or obligations on its part to be kept or performed under this Agreement or under any of the Other Agreements (other than clause (a) above) and such failure shall continue for thirty (30) days after receipt of notice from Lender; or (c) the breach of any of the material representations or warranties of Borrower as set forth in this Agreement or in any of the Other Agreements, in each case, after the expiration of all applicable grace or cure periods; or (d) any material statement or representation made for the purpose of obtaining credit under this Agreement proves to be materially false as of the date when written; or (e) Borrower becomes insolvent or admits in writing, in any legal proceeding, its inability to pay its debts as they become due or makes any assignment for the benefit of creditors or consents to, or acquiesces in the appointment of, a trustee or receiver for it or any of its property or, in the absence of such application, consent or acquiesce, a trustee or receiver is appointed for it or for a substantial portion of its property and is not discharged or stayed on appeal within sixty (60) days; or (f) any bankruptcy, reorganization, state receivership, debt arrange- ment, readjustment of debts or moratorium law or statute or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Borrower and, if instituted against it, is consented to or acquiesced in by Borrower or remains for sixty (60) days undismissed or unstayed on appeal; or (g) if Borrower voluntarily or involuntarily dissolves, liquidates or otherwise take or permit any action that effectively terminates its existence; or (h) final judgment(s) for the payment of money in excess of $500,000 in the aggregate is entered against Borrower and such judgment(s) remains unsatisfied for sixty (60) calendar days; (i) any other Event of Default as defined or described elsewhere in this Agreement or the Other Documents. Notwithstanding anything to the contrary in this Section 6.01, in no event shall it be an Event of Default under this Agreement or any of the Other Documents, if any of the foregoing events described in this Section 6.01 are directly caused by Lender. 6.02 Acceleration in Event of Default. Upon the occurrence of any Event of Default, or at any time thereafter, all Obligations of Borrower to Lender, including, without limitation, repayment of the Promissory Note, shall, automatically in the case of an Event

13 of Default under Section 6.01(e) through Section 6.01(g), inclusive, and, at the option of Lender in the case of any other Event of Default and notwithstanding any time allowed in any instrument evidencing an Obligation or in any of the Other Agreements, immediately become due and payable without demand and without notice to Borrower. 6.03 WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ARISING ON, OUT OF, UNDER, OR BY REASON OF, OR RELATING IN ANY WAY TO, THIS AGREEMENT OR THE OTHER AGREEMENTS OR RESULTING FROM ANY OTHER TRANSACTION HEREUNDER, OR CONCERNING THE VALIDITY, INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT OR THE OTHER AGREEMENTS, OR PERTAINING TO PROCEEDS, PRODUCTS OR EVIDENCE THEREOF OR TO ANY OTHER CONTROVERSY, CLAIM OR DISPUTE OF ANY KIND ARISING BETWEEN THE PARTIES HERETO OR THEIR RESPECTIVE REPRESENTATIVES, SUCCESSORS, ASSIGNS OR ASSIGNORS. Section 7. REMEDIES UPON DEFAULT 7.01 Remedies. If an Event of Default hereunder shall occur and be continuing, Lender may exercise, at their option and without further demand or notice to Borrower and without a prior court hearing, shall take such action or actions including, but not limited to, any or all of the following actions: (a) Declare the outstanding principal balance of the Loan, together with all accrued interest thereon and other amounts owing in connection therewith, to be immediately due and payable in full, regardless of any other specified due date, and in the event of the occurrence of an Event of Default under Section 6.01(e) through Section 6.01(g),inclusive, such principal and interest shall become immediately due automatically. (b) Exercise any one or more or all of the rights and remedies available to it under this Agreement or the Other Agreements or at law plus such additional or enlarged remedies, if any, as may from time to time be provided for therein), or otherwise given to a lender by any other law or proceeding, at law or in equity, to assure the repayment of the Obligations and, in conjunction with, in addition to, or substitution for those rights and remedies, at Lender’s discretion. Lender may remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default. The granting of specific rights and remedies to Lender herein shall not be deemed to limit or exclude any right or remedy granted to a Lender by law or proceeding. No delay on the part of Lender in the exercise of any right or remedy available to it shall operate as a waiver thereof. To the fullest extent permitted by applicable law, Borrower covenants and agrees that it will not at any time insist upon or plead or in any manner whatever claim or take any benefit or advantage of any law requiring the marshalling of assets. Lender’s remedies are cumulative and no single or partial exercise of any right or remedy available 14 to Lender shall preclude other or further exercise thereof or the exercise of any other right or remedy. 7.02 Right to Assign. If Lender assigns this Agreement, the assignee shall be entitled to the performance of all of Borrower’s agreements and obligations under this Agreement, and the assignee shall be entitled to all the rights and remedies of such Lender under this Agreement, and Borrower expressly agrees that it will assert no claims or defenses as a result of such assignment it may have against such Lender against the assignee except those otherwise available to it in this Agreement. Section 8. TERM OF AGREEMENT The Loan under this Agreement shall commence as of the date hereof and shall continue until the earlier of (i) Maturity Date, or (ii) subject to Section 6.02 hereof, the occurrence of an Event of Default hereunder. Upon such dates, however, there shall be no termination of the provisions of this Agreement unless and until (a) Borrower has no outstanding Obligations to Lender; and (b) the security interest, liens and encumbrances provided for, created by or described in this Agreement or in the Other Agreements have been satisfied by purchase in full or by payment in full which Lender has collected without contest or objection as to Lender’s right to such satisfaction and collection. Section 9. MISCELLANEOUS 9.01 Materiality of Representations and Warranties. Each of the representations, warranties and covenants contained herein have been made by Borrower to Lender in order to induce Lender to enter into this Agreement and shall survive the execution and delivery of this Agreement and the making of any advance hereunder. Each of the representations, warranties and covenants of Borrower contained herein shall be deemed to be material and to have been relied upon by Lender notwithstanding any investigation made by Lender. This Agreement and all of the covenants, warranties and representations of Borrower and all of the powers and rights of Lender hereunder shall be in addition to and cumulative of all other covenants, representations and warranties of Borrower and all other rights and powers of Lender contained in or provided for in any other instrument or document now or hereafter executed and delivered by Borrower to or in favor of Lender. 9.02 No Waiver of Defaults. No Default hereunder, including any Event of Default, shall be waived by Lender except in writing and no waiver of any Default shall operate as a waiver of any other Default or of the same Default at a future occasion. All rights of Lender hereunder shall be cumulative. 9.03 Fees and Expenses. Borrower agrees to pay all of Lender’s fees and out- of-pocket expenses incurred in connection with administering and monitoring the Loan provided for hereunder, including without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution, amendment and administration of this Agreement and all documents required hereunder or in connection herewith. 15 9.04 Relationship. Borrower shall protect, defend, indemnify and hold Lender harmless from and against all claims, losses, costs, expenses (including, without limitation, reasonable attorneys’ fees) and damages arising from the relationship between Borrower and Lender pursuant to this Agreement being construed as anything other than that of borrower and lender. 9.05 Jurisdiction; Venue; Service of Process. To induce Lender to enter into this Agreement, Borrower irrevocably agrees that, subject to Lender’s sole and absolute election, all actions or proceedings in any way, manner or respect arising out of or from or related to this Agreement or any of the Other Agreements shall be litigated only in courts having situs within the City of Los Angeles, State of California. Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said city and state. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought in accordance with this Section. 9.06 Notices. Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing and (i) personally delivered, (ii) sent by a nationally recognized overnight courier service or (iii) sent by e-mail (with read receipt selected). A written notice shall be deemed received (i) when delivered in person, (ii) on the next business day immediately following the day sent by overnight courier, and (iii) on the same business day if sent by 6 p.m. P.S.T. on such business day and on the next business day if sent after 6 p.m. P.S.T. A written notice shall also be deemed received on the date delivery shall have been refused at the address required by this Agreement. Any and all notices referred to in this Agreement or which any party desires to give to another shall be addressed as follows: As to Lender: Pacific Oak Capital Advisors, LLC 11766 Wilshire Blvd., Suite 1670 Los Angeles, California 90025 Attention: Peter McMillan III E-mail: pmcmillan@pac-oak.com and: Pacific Oak Capital Advisors, LLC 11766 Wilshire Blvd., Suite 1670 Los Angeles, California 90025 Attention: Keith D. Hall E-mail: khall@pac-oak.com If to Borrower: Pacific Oak Strategic Opportunity Limited Partnership 11766 Wilshire Blvd., Suite 1670 Los Angeles, California 90025 Attention: Michael A. Bender E-mail: mbender@pac-oak.com or in such other manner or to such other address, as such party shall designate in a written notice to the other party hereto. 16 9.07 Brokers. The parties hereto represent that neither has contracted with any broker or finder in connection with this transaction. 9.08 Delay Not a Waiver. Neither the failure or delay on the part of Lender to exercise any right, power or privilege hereunder or under any of the Other Agreements shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. 9.09 Severability. In the event any one or more of the provisions contained in this Agreement or in any of the Other Agreements shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Lender, not affect any other provisions of this Agreement or any of the Other Agreements, as the case may be, but this Agreement and the Other Agreements shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. 9.10 Prohibition of Indirect Action. Any act which Borrower is prohibited from doing shall not be done indirectly through an affiliate or by any other indirect means. 9.11 Assignment and Participation. Lender may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement and in case of any such assignment, Borrower will accord full recognition thereto and agree that upon the occurrence of an Event of Default hereunder, all rights and remedies of Lender in connection with the interest so assigned shall be enforceable against Borrower by such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment, and Lender may, at its sole discretion, sell one or more participations in the loans and advances to Borrower hereunder, on such terms as Lender deems desirable without affecting the liability of Borrower hereunder. 9.12 Modifications and Waivers. Any modification or waiver of this Agreement or any provision herein contained shall be binding upon the parties hereto only if contained in a writing signed by or on behalf of the parties hereto. 9.13 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, which laws shall, without limitation, govern the enforceability, validity and interpretation of this Agreement, except to the extent that the perfection of any security interest or enforcement of any remedy is governed by the laws of any other state. 9.14 Successors and Assigns; Binding Effect. The rights and privileges of Lender hereunder shall also inure to the benefit of its permitted successors and assigns, and all obligations hereunder of Borrower shall also be binding upon its legal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns.

17 9.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto as to the subject matter hereof. 9.16 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neutral gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular, as the context requires. 9.17 Titles. The section titles and section headings herein are for convenience only and do not define, limit or construe the contents of such sections or paragraphs. 9.18 Construction. In the event of a conflict between the terms, covenants and conditions of this Agreement and those of any of the Other Agreements, the terms, covenants and conditions of the document which shall enlarge the interests of Lender and/or assure payment of the Obligations in full shall control. 9.19 Solely for Benefit of Lender and Borrower. It is expressly intended, understood and agreed that this Agreement, the Promissory Note and the Other Agreements are made and entered into for the sole protection and benefit of Lender and Borrower, and their respective successors and assigns (but in the case of assigns of Borrower, only to the extent permitted hereunder), and no other person or persons shall have any right of action hereunder or rights to the Loan at any time; that the Loan does not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on the Loan at any time. 9.20 Marshaling of Assets. To the extent permitted by law, Borrower hereby waives any and all rights to require marshaling of assets by Lender. 9.21 Facsimile Signatures. Lender are hereby authorized to rely upon and accept as an original this Agreement, any Other Agreements or other communication which is sent to Lender by facsimile, telegraphic or other electronic transmission (each, a “Communication”) which Lender in good faith believe has been signed by Borrower and has been delivered to Lender by a properly authorized representative of Borrower, whether or not that is in fact the case. Notwithstanding the foregoing, Lender shall not be obligated to accept any such Communication as an original and may in any instance require that an original document be submitted to Lender in lieu of, or in addition to, any such Communication. 9.22 Compliance with Certain Financial Institution Regulatory Restrictions. Borrower shall ensure that Borrower, nor any of its direct or indirect owners (excluding any retail investors of any real estate investment trust), is not nor shall be (a) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (b) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (November 23, 2001), any related enabling legislation or any other similar Executive Orders. Borrower shall comply with all applicable Bank Secrecy Act and anti- money laundering laws and regulations. 18 9.23 Patriot Act Notice. Lender hereby notifies Borrower that, pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L.107-56) (signed into law October 26, 2001) (the “Act”), Lender may be required to obtain, verify and record information that identifies Borrower, which information includes the names and addresses of Borrower and other information that will allow the Lender to identify Borrower in accordance with said Act. 9.24 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Counterparts may be delivered by PDF or electronic transmission, including by electronic signature using Authentisign, DocuSign or similar technology, and may bear signatures affixed through .pdf or other software including without limitation any electronic signature platform complying with the Global and National Commerce Act, 15 U.S.C. § 7001, et. seq.; any counterpart so delivered shall be deemed to have been duly and validly executed and delivered and shall be valid and effective for all purposes. (SIGNATURE PAGE FOLLOWS) (Signature Page of Loan Agreement) IN WITNESS WHEREOF, the undersigned parties have executed this Loan Agreement to be effective as of the Effective Date. BORROWER: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership By: Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation, its sole general partner By: /s/ Michael A. Bender Name: Michael A. Bender Title: Chief Financial Officer LENDER: PACIFIC OAK CAPITAL ADVISORS, LLC, a Delaware limited liability company By: /s/ Keith D. Hall Name: Keith D. Hall Title: Managing Director